Other income	12 Months Ended
Dec. 31, 2021
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Other income

14.	Other income
Other income includes grant income andimmaterial amounts from other sources. The Group receives income through government grants for specific research and development projects. The Group recognizes grant income as it performs research and development activities specified by the grant agreements. Total grant income was €0.0 million, €0.2 million, and €0.03 million during the years ended December 31, 2021, 2020 and 2019, respectively. There are no unfulfilled conditions or contingencies attached to these grants.
The Group had a receivable under these agreements of €0.8 million and €0.9 million as of December 31, 2021 and 2020, respectively.
The Group classifies receivables under these agreements within other current assets.